深　圳　市

Shenzhen city

劳动合同

Employment contract

（适用全日制用工）

Application of full-time employment

深圳市劳动和社会保障局编制

Shenzhen Municipal Labor and Social Security Bureau prepared

甲方(用人单位)Party A (Employer):	乙方(员工)Party B (Employee):
名称 Name: 深圳市国宁新能源投资有限公司 Shenzhen Guoning New Energy Investment Co., Ltd	姓名 Name: 刘小平 **Liu Xiaoping**
地址 Address: 深圳市南山区高新科技园南区科技南十二道长虹科技大厦701-701 Changhong Science & Technology Building of Hi-tech Park, Nanshan District, Shenzhen	身份证（护照）号码 ID Card No. (Passport): 430403196303031057
法定代表人（主要负责人）Legal Representative (Principle Person): 张炯 Zhang Jiong	住址 Address:
联系人 Contact Person: 陈文 Chen Wen	联系电话 Tel: **82194873**
联系电话 Tel: 86699565	

根据《中华人民共和国劳动法》（以下简称《劳动法》）、《中华人民共和国劳动合同法》（以下简称《劳动合同法》）等有关法律法规的规定，甲乙双方遵循合法、公平、平等自愿、协商一致、诚实信用的原则，签订本合同，共同遵守本合同所列条款。

The contract is hereby concluded by Party A and Party B in accordance with *Labor Law of the*

People's Republic of China (Hereinafter referred to as *Labor Law*), *Labor Contract Law of the People's Republic of China* (Hereinafter referred to as *Labor Contract Law*), and relevant laws and regulations, in the principles of legitimacy, fairness, equality, voluntariness, consensus through negotiation and good faith.

一、合同期限 I. Contract Term

（一）甲乙双方同意按以下第 **1** 种方式确定本合同期限。

(I) Party A and Party B shall agree to determine the contract term as per the **1** way.

1、有固定期限：从 **2012** 年 **5** 月 **1** 日起至 **2018** 年 **4** 月 **30** 日止。

1. Fixed-term: from **May 1,2012** to **Apr 30,2018**.

2、无固定期限：从 / 年 / 月 / 日起。

2. Non-fixed term: starts from / .

3、以完成一定工作任务为期限：从 / 年 / 月 / 日起至从 / 年 / 月 / 日工作任务完成时止。完成工作任务的标志是 / 。

3. Task-oriented term: starts from / and ends at the task completion date. The sign of the task completion is / .

（二）试用期为 无 （试用期包括在合同期限内，如无试用期，则填写"无"）。

(II) The probation is **No** . (The probation is included in the contract term; if no probation, just fill in "none").

二、工作内容和工作地点 II. Working Content and Working Place

乙方的工作内容(岗位或工种) 总经理 ，甲方可以根据公司经营情况和乙方的个人能力予以调整。对其他有关的工作条件、工作地点、职业危害、安全生产状况等与劳动内容直接相关的情况甲方均以口头或书面的形式告知了乙方，乙方对此已充分了解。

The working content (post or profession) of Party B is **General manager** , which can be adjusted by Party A as per Party A's business situation and Party B's competence. Party A shall inform Party B of relevant working condition, working place, occupational hazard, safety production situation and so on, which are directly related to the working content, in oral or written form, and Party B shall have fully understood.

乙方的工作地点暂定为 深圳 ，但甲方也可根据生产经营需要调整乙方的工作地点，在深圳市范围内更换工作地点的，乙方应无条件同意；更换的工作地点在深圳市外的，原则上应协商一致。

Party B's working place is in **Shenzhen** tentatively, which can be adjusted by Party A as per business requirements. If the change of the working place is within the scope of Shenzhen, Party B shall agree unconditionally; otherwise, it should be negotiated in principle.

乙方应向甲方披露的与工作内容相关的基本信息为 个人简历、学历、资质及身份证件复印件、体检报告、《从业声明》 ，对上述信息乙方应保证无欺骗甲方的故意或具有其他非法目的。

Party B shall disclose the basic information, such as **personal resume, education background, qualification, identity certificate copy, physical examination report and employment statement, to Party A, and shall promise that the above information is not involved in any intentional deceiving or other illegal purpose.**

三、工作时间和休息休假 **III. Working Hours and Rest Hours**

（一）甲乙双方同意按以下第 1 种方式确定乙方的工作时间。

(I) Party A and Party B shall agree to determine the working hours as per the **1** way.

1、标准工时制，即每日工作 8 小时（不超过8小时），每周工作 40 小时（不超过40小时），每周至少休息一日。

1. Standard working hours system, i.e. 8 hour(s)/day (no more than 8 hours), 40 hour(s)/week (no more than 40 hours), and one day rest per week at least;

2、不定时工作制，即经劳动保障行政部门审批，乙方所在岗位实行不定时工作制。

2. Non-fixed working hours system approved by the labor and social security department and non-fixed working hours system for the post of Party B;

3、综合计算工时工作制，即经劳动保障行政部门审批，乙方所在岗位实行综合计算工时工作制。

3. Cumulative working hours system approved by the labor and social security department and cumulative working hours system for r the post of Party B.

（二）甲方由于生产经营需要延长工作时间的，按《劳动法》第四十一条执行。

(II) The extension of working hours, if required by the business requirement of Party A, shall be executed as per Article 41 of Labor Law.

（三）乙方依法享有法定节假日、婚假、产假、丧假等假期。

(III) Party B shall legally enjoy legal holidays, wedding leave, maternity leave, funeral holiday and so on.

（四）乙方的其他休息休假安排 按照公司的管理规定及相关规章制度执行，国家法律法规有新规定的，以新规定为准。

(IV) Party B's other rest and holiday arrangement shall be carried out **as per the company's management rules and relevant regulations. If it's renewed by the state, it shall take the new regulations as standard.**

四、劳动报酬 **IV. Labor Remuneration**

（一）甲方依法制定工资分配制度，并告知乙方。甲方支付给乙方的工资不得低于市政府公布的当年度最低工资。

(I) Party A shall legally formulate the salary distribution system and inform it to Party B. The salary that Party A pays Party B might not be lower than the lowest salary issued by the municipal government in the current year.

（二）乙方每月工资为：**RMB30000.00** 元/月，试用期每月工资**RMB / **元/月。公司可以根据规章制度、岗位工种的变化予以调整，但不得低于深圳市职工最低工资标准。

(II) Party B's monthly salary is:: **RMB30000.00** Yuan/month,the salary in probation is **RMB /** Yuan/month. which can be adjusted as the company's regulations and the change of the post and profession, but might not be lower than the lowest salary standard of Shenzhen.

（三）甲方每月 10 日发放工资。甲方至少每月以货币形式向乙方支付一次工资。

(III) Party A shall pay off salary to Party B on the **10th** of every month, and must pay once in currency per month.

（四）乙方加班工资、假期工资及特殊情况下的工资支付按有关法律、法规的规

定执行。

(IV) Party B's overtime salary, leave pay and other special pay shall be carried out as per relevant laws and regulations.

（五）甲乙双方对工资的其它约定 根据公司年度薪酬方案执行。

(V) Other determinations between both parties **shall be carried out as per the company's annual salary scheme.**

五、社会保险和福利待遇 **V. Social Welfare and Benefits**

（一）甲乙双方按照国家和省、市有关规定，参加社会保险，缴纳社会保险费。

(I) Party A and Party B shall participate in and pay social insurance as per the relevant national, provincial and municipal regulations.

（二）乙方患病或非因工负伤，甲方应按国家和省、市的有关规定给予乙方享受医疗期和医疗期待遇。

(II) Party B is ill or non-work-related injured, Party A shall permit Party B to have medical treatment leave and enjoy medical treatment as per the relevant national, provincial and municipal regulations.

（三）乙方患职业病、因工负伤的，甲方按《职业病防治法》、《工伤保险条例》等有关法律法规的规定执行。

(III) In case that Party B gets an occupational disease or an industrial injury, Party A shall abide by relevant laws and regulations of *the Occupational Disease Precaution and treatment Law* and *the Regulation on Work Injury Insurance*.

（四）甲方为乙方提供以下福利待遇 根据公司管理规定或者相关规章制度执行。因故意或重大过失给甲方造成损失的，或有违法犯罪行为的，或严重违反劳动合同的，甲方可以停发或少发福利待遇。

(IV) Party A shall provide Party B with the below benefits **as per the company's management rules or relevant regulations**. In case that Party B causes the damage to Party B intentionally or for gross negligence, has illegal behavior or seriously violates the Labor Contract, Party A can terminate or pay less benefit to Party B.

六、劳动保护、劳动条件和职业危害防护 **VI. Labor Protection, Working Condition and Protection against Occupational Hazards**

（一） 甲方按国家和省、市有关劳动保护规定，提供符合国家安全卫生标准的劳动作业场所和必要的劳动防护用品，切实保护乙方在生产工作中的安全和健康。

(I) Party A shall provide working place accordant with national safety health standard and necessary labor protection articles as per the relevant national, provincial and municipal regulations and practically protect the safety and health of Party B in the work.

（二）甲方按国家和省、市有关规定，做好女员工和未成年工的特殊劳动保护工作。

(II) Party A shall do special labor protection for women employees and minor employees as per the relevant national, provincial and municipal regulations.

（三）乙方从事 / 作业，可能产生 / 职业危害，甲方应采取____防护措施，并每年组织乙方健康检查 / 次。

(III) Party B is engaged in / work, and it might have the occupational hazards as /. Party A must adopt the protection measures and organize Party B's health examination each year.

（四）乙方有权拒绝甲方的违章指挥，强令冒险作业；对甲方危害生命安全和身体

健康的行为，乙方有权要求改正或向有关部门举报。

(IV) Party B shall reserve the right to reject Party A's illegal command and forces on risk work; as regards to Party A's behavior on the damage to life security and physical health, Party B shall reserve the right to ask Party A to improve or report to relevant department.

七、规章制度 VII. Rules and Regulations

（一）甲方依法制定的规章制度，应当告知乙方。告知的方式包括但不限于要求乙方直接阅读、张贴告示、通告、在公司内语音播报、在公司网站上发布、在相关会议上宣读等等。对甲方的规章制度，乙方在知悉后予以签字确认或以其他方式确认。

(I) Party A shall inform Party B of the rules and regulations. The informing mode includes but does not limit to request Party B to directly read, paste the notice and announcement, broadcast in the company, publish on the company website and declare on relevant meeting etc. For Party A's rules and regulations, Party B shall get to know, and then sign to approve or approve in other ways after

（二）乙方应遵守国家和省、市有关法律法规和甲方依法制定的规章制度，按时完成工作任务，提高职业技能，遵守安全操作规程和职业道德。

(II) Party B shall abide by the relevant national, provincial and municipal laws and regulations and those illegal formulated by Party A, complete the task on time, improve vocational skills and obey safety operation specification and professional ethics.

（三）乙方自觉遵守国家和省、市计划生育的有关规定。

(III) Party B shall voluntarily abide by the relevant national, provincial and municipal laws and regulations on family planning.

八、合同变更 VIII. Contract Alteration

甲乙双方经协商一致，可以变更合同。变更合同应采用书面形式。变更后的合同文本双方各执一份。

The contract may be altered in written form, after both parties' agreement through negotiation. Each party shall hold one altered contract.

九、合同解除和终止 IX. Contract Cancellation and Termination

（一）甲乙双方协商一致，可以解除合同。

(I) The contract may be canceled based on both parties' mutual negotiation.

（二）乙方提前三十日以书面形式通知甲方，可以解除劳动合同；乙方试用期内提前三日通知甲方，可以解除劳动合同。

(II) Party B shall inform Party A in written form 30 days in advance to cancel the contract; if in probation period, Party B shall inform 3 days in advance.

（三）甲方有下列情形之一的，乙方可以通知甲方解除劳动合同：

(III) Party B may inform Party A of terminating the contract at any time, in case any of the following occurs:

1、未按照劳动合同约定提供劳动保护或者劳动条件的； Fail to provide labor protection or working condition as per the contract agreement;

2、未及时足额支付劳动报酬的； Fail to pay full labor salary;

3、未依法为乙方缴纳社会保险费的； Fail to pay social insurance for Party B;

4、甲方的规章制度违反法律、法规的规定，损害乙方权益的； Party A's rules and regulations violate the laws and regulations and damage Party B's benefits;

5、甲方以欺诈、胁迫的手段或者乘人之危，使乙方在违背真实意思的情况下订

立或者变更本合同，致使劳动合同无效的；Party A forces Party B to sign or alter the contract by fraud, threat or taking advantage of Party B's hardship against the genuine will so that the contract is invalid;

6、甲方免除自己的法定责任、排除乙方权利，致使劳动合同无效的；Party A exempts personal liability and cancels Party B's right so that the contract is invalid;

7、甲方违反法律、行政法规强制性规定，致使劳动合同无效的；Party A violates the mandatory provision of laws and administrative regulations so that the contract is invalid;

8、法律、行政法规规定乙方可以解除劳动合同的其他情形。Other situations stipulated in laws and administrative provisions.

（四）甲方以暴力、威胁或者非法限制人身自由的手段强迫乙方劳动的，或者甲方违章指挥、强令冒险作业危及乙方人身安全的，乙方可以立即解除劳动合同，不需事先告知甲方。

(IV) In Case that Party A forces Party B to work by violence, threat or illegal limitations of Party B's freedom, or illegally commands and forces risk work, which damages Party B's physical safety, Party B can cancel the labor contract immediately, instead of informing Party A in advance.

（五）乙方有下列情形之一的，甲方可以解除劳动合同：

(V) Party A may cancel the contract in case any of the following occurs:

1、在试用期间被证明不符合录用条件的；Party B is unqualified in the probation;

2、严重违反甲方的规章制度的；Party B severely violates Party A's rules and regulations;

3、严重失职，营私舞弊，给甲方造成重大损害的；Party B's gross negligence or jobbery causes great losses for Party A;

4、乙方同时与其他用人单位建立劳动关系，对完成本单位的工作任务造成严重影响，或者经甲方提出，拒不改正的；Party B establishes labor relationship with other employers, which seriously affects the completion of Party A' s work task, or Party B refuses to correct the error after Party A's warning;

5、乙方以欺诈、胁迫的手段或者乘人之危，使甲方在违背真实意思的情况下订立或者变更本合同，致使劳动合同无效的；Party B forces Party A to sign or alter the contract by fraud, threat or taking advantage of Party A's hardship against the genuine will so that the contract is invalid;

6、被依法追究刑事责任的。Party B is held criminally responsible.

（六）有下列情形之一的，甲方提前三十日以书面形式通知乙方或者额外支付乙方一个月工资后，可以解除劳动合同：

(VI) Party A may cancel the contract upon 30 days' prior written notice to Party B or additionally pay one-month salary to Party B, in case any of the following occurs:

1、乙方患病或者非因工负伤，在规定的医疗期满后不能从事原工作，也不能从事由甲方另行安排的工作的；Party B, due to sickness or injury inflicted off the job, cannot resume the work or do the other job reassigned by Party A after specified period of medical treatment;

2、乙方不能胜任工作，经过培训或者调整工作岗位，仍不能胜任工作的；Party B is unqualified, even after a training or job adjustment;

3、劳动合同订立时所依据的客观情况发生重大变化，致使劳动合同无法履行，经甲乙双方协商，未能就变更劳动合同内容达成协议的。The objective conditions on which the contract is based have materially changed to the extent that it is impossible to perform the contract while both parties cannot reach an agreement to amend the contract to reflect the

changed conditions;

（七）有下列情形之一，甲方需要裁减人员二十人以上或者裁减不足二十人但占甲方职工总数百分之十以上的，甲方应提前三十日向工会或者全体职工说明情况，在听取工会或者职工的意见，并将裁减人员方案向劳动行政部门报告后，可以裁减人员：

(VII) Party A needs to downsize more than 20 employees or less than 20 while more than 10% of the total employees, and Party A shall explain the situation to the labor union or all employees 30 days in advance, and after receiving the suggestions from the labor union or employees, shall report the downsizing scheme to the labor administrative department. Party A can downsize in case any of the following occurs,

1、依照企业破产法规定进行重整的；The reformation is done as per the company bankruptcy law;

2、生产经营发生严重困难的；The operation has serious difficulties;

3、企业转产、重大技术革新或者经营方式调整，经变更劳动合同后，仍需裁减人员的；For the business change, significant technology transformation or operation mode adjustment, the downsizing is still required after changing the labor contract;

4、其他因劳动合同订立时所依据的客观经济情况发生重大变化，致使劳动合同无法履行的. The objective conditions on which the contract is based have materially changed to the extent so that it is impossible to perform the contract.

（八）有下列情形之一的，劳动合同终止：

(VIII) The contract will terminate in case any of the following occurs:

1、劳动合同期满的；The labor contract expires;

2、乙方开始依法享受基本养老保险待遇的；Party B starts to enjoy basic endowment insurance treatment;

3、乙方死亡，或者被人民法院宣告死亡或者宣告失踪的； Party B is dead, pronounced dead or pronounced missing by the people's court;

4、甲方被依法宣告破产的； Party A is declared bankruptcy legally;

5、甲方被吊销营业执照、责令关闭、撤销或者甲方决定提前解散的；Party A's business license is revoked; Party A is compelled to close down or dissolve; or Party A decides to dissolve in advance;

6、法律、行政法规规定的其他情形。Other situations stipulated in laws and administrative provisions.

十、经济补偿 X. Economic Compensation

（一）符合下列情形之一的，甲方应当向乙方支付经济补偿： (I) Party A shall pay economic compensation to Party B if any of the following occurs;

1、甲方依据本合同第九条第（一）项规定向乙方提出解除劳动合同并与乙方协商一致解除劳动合同的；Party A proposes to cancel the labor contract as per Article IX(I) upon mutual negotiation;

2、乙方依据本合同第九条第（三）项、第（四）项规定解除劳动合同的；Party B cancels the labor contract as per Article IX (III), (IX);

3、甲方依据本合同第九条第（六）项规定解除劳动合同的；Party A cancels the labor contract as per Article IX (VI);

4、甲方依照本合同第九条第（七）项规定解除劳动合同的；Party A cancels the labor contract as per Article IX (VII);

5、除甲方维持或者提高劳动合同约定条件续订劳动合同，乙方不同意续订的情形外，依据本合同第九条第（八）项第1目规定终止固定期限劳动合同的；The fixed-time

contract is cancelled as per Article IX (VIII) 1 except that Party A maintains or improves the labor contract condition to renew the contract, while Party B disagrees the renewal;

6、依据本合同第九条第（八）项第4目、第5目规定终止劳动合同的；The contract is cancelled as per Article IX (VIII) 4, 5;

7、法律、行政法规规定的其他情形。Other situations stipulated in laws and administrative provisions.

（二）甲乙双方解除或终止本合同的，经济补偿的发放标准应按《劳动合同法》和国家和省、市有关规定执行。甲方依法应向乙方支付经济补偿的，应在乙方办结工作交接时支付。(II) In case that both parties cancel and terminate the contract, the economic compensation shall be paid as per the Labor Contract Law and the national, provincial and municipal regulations. Party A shall legally pay the economic compensation to Party B when Party B hands over the work.

十一、合同解除和终止手续 XI. Procedures of Contract Cancellation and Termination

甲乙双方解除和终止本合同的，乙方应按双方约定，办理工作交接等手续，未在约定的期间内办结工作交接手续的，甲方可以拒发经济补偿。甲方应依法向乙方出具书面证明，并在十五日内为乙方办理档案和社会保险关系转移手续。If both parties cancel and terminate the contract, Party B shall make the work handover procedure as per the agreement, and Party A can reject to pay the economic compensation if Party B fails to make the handover procedure in the specified period. Party A shall legally issue the written statement to Party B and make the transfer procedure for Party B's archives and social insurance relationship within 15 days.

十二、争议处理 XII. Dispute Resolution

甲乙双方发生劳动争议的，应先协商解决。协商不成的，可以向本单位工会寻求解决或向本单位劳动争议调解委员会申请调解；也可以直接向劳动争议仲裁委员会申请仲裁。对仲裁裁决无异议的，双方必须履行；对仲裁裁决不服的，可以向人民法院起诉。

The labor disputes of both parties shall be solved by negotiation firstly. If failed, it can apply for solution from the labor union of the company or from the labor dispute meditation committee; and it can directly apply for arbitration from the labor dispute arbitration committee. If no dissent, both parties must obey; if not satisfied, either party can bring suit in a people's court.

十三、双方认为需要约定的其他事项: XIII. Others to be determined by both parties

经双方协商一致签订的《保密协议》，作为本合同的附件，与本合同具有同样的法律效力。

The *Confidentiality Agreement* that is signed upon mutual negotiation shall be the attachment of the contract and possess the same legal force as the contract.

十四、其它 XIV. Others

（一）本合同未尽事宜或合同条款与现行法律法规规定有抵触的，按现行法律法规执行。

(I) Other issues unmentioned herein, or the contract articles conflicting with the current laws and regulations, shall be subject to the laws and regulations.

（二）本合同自甲乙双方签字盖章之日起生效，涂改或未经书面授权代签无效。

(II) The contract shall be valid since both parties sign and stamp, and shall be invalid with alteration or signature without written authorization.

（三）本合同一式两份，甲乙双方各执一份。

(III) The contract is in duplicate, one for each party.

甲方：（盖章）
Party A: (Stamp)

乙方：（签名）
Party B: (Signature)

法定代表人：
（主要负责人）
Legal Representative:
(Principal Person)

2012 年 5 月 4 日
Date:

2012 年 5 月 4 日
Date:

持有用人单位盖章的劳动合同文本后，员工签名：

After holding the labor contract stamped by the employer, the employee shall sign:

签收时间：2012 年 5 月 4 日
Date: